May 20, 2025
Victory Pioneer AMT-Free Municipal Fund
Supplement to the Prospectus and Summary Prospectus dated March 31, 2025
Fund summary
The following replaces the corresponding information under the heading “Portfolio Management” in the section entitled “Fund summary”:
	Title	Tenure with the Fund and Predecessor Fund
John (Jake) van Roden III	Managing Director and Director of Municipals, US and Portfolio Manager	Since February 2024
Organization and Management of the Fund
The following replaces the section entitled “Portfolio Management”:
Day-to-day management of the fund's portfolio is the responsibility of John (Jake) Crosby van Roden III. Mr. van Roden is supported by the fixed income team. Members of this team manage other Victory Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise provided by the research teams at Pioneer Investments.
Mr. van Roden, Managing Director and Director of Municipals, US, at Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser and has served as portfolio manager of the fund since February 2024. Prior to joining Amundi US in 2024, Mr. van Roden was Managing Director and Senior Portfolio Manager at Macquarie Investment Management, which he joined in 2004.
34206-00-0525
0